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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 28, 2001

                        SECURITY FINANCIAL BANCORP, INC.
                        --------------------------------
            (Exact name of Registrant as specified in its Charter)

     Delaware                       0-27951                   35-2085053
-------------------                 -------                   ----------
(State or other)              (Commission File Number)       (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



9321 Wicker Avenue, St. John, Indiana                 46373
-------------------------------------                 -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (219) 365-4344:
                                                    --------------





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ITEM 5.  OTHER EVENTS.
         ------------

      A one day trial was held on September 24, 2001. As a result of the trial, the Court issued a ruling, the substance of which is discussed in the attached press release.

ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.
        ---------------------------------------

      Exhibit 99.1  Press Release dated October 2, 2001.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SECURITY FINANCIAL BANCORP, INC.




Date: October 2, 2001               By: /s/ John P. Hyland
                                        ---------------------------------------
                                        John P. Hyland
                                        President and Chief Executive Officer







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